SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT #1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 3, 2004

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 940-4000

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Document

99	March 3, 2004 news release announcing sales for the four weeks ended February 28, 2004.

Item 9.    Regulation FD Disclosure.

On March 3, 2004, Saks Incorporated announced sales for the four weeks ended February 28, 2004, compared to the four weeks ended March 1, 2003. The March 3, 2004 news release is incorporated herein by reference and is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: March 16, 2004	/s/ Douglas E. Coltharp

Douglas E. Coltharp Executive Vice President and Chief Financial Officer